EXHIBIT 10.(b)
                                                                  --------------



                         NEW PROVIDENCE INVESTMENT TRUST

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual report of the Wisdom Fund (the "Fund") of the New Providence Investment Trust on Form N-CSR for the period ended November 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, C. Douglas Davenport, chief executive officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: January 20, 2004    By: /s/ C. Douglas Davenport
                              _______________________________
                              C. Douglas Davenport
                              President, Treasurer, Principal Executive Officer and Principal Financial Officer
                              New Providence Investment Trust


     A signed original of this written statement required by Section 906 has been provided to the Wisdom Fund and will be retained by the Wisdom Fund and furnished to the Securities and Exchange Commission or its staff upon request.